TRADEMARK SECURITY AGREEMENT

This Trademark Security Agreement (this “Agreement”), dated as of December 21, 2011, is made by and between Grandparents.com, LLC, a Florida limited liability company having a business location at the address set forth below next to its signature (the “Company”), and NorWesTech, Inc., a Delaware corporation (“NWT”), and having a business location at the address set forth below next to its signature.

RECITALS

A. Company and NWT are parties to a 4% Senior Secured Note (as amended, supplemented or restated from time to time, the “Bridge Note”) dated the same date as this Agreement, setting forth the terms on which NWT may now or hereafter extend credit to or for the account of Company.

B. As a condition to extending credit to or for the account of Company, NWT has required the execution and delivery of this Agreement by Company.

ACCORDINGLY, in consideration of the mutual covenants contained in the Loan Documents and herein, the parties hereby agree as follows:

1. Definitions. All terms defined in the Recitals hereto or in the Bridge Note that are not otherwise defined herein shall have the meanings given to them in the Bridge Note. In addition, the following terms have the meanings set forth below:

“Security Interest” has the meaning given in Section 2.

“Trademarks” means all of Company’s right, title and interest in and to: (i) trademarks, service marks, domain names, collective membership marks, registrations and applications for registration for each, and the respective goodwill associated with each, (ii) licenses, fees or royalties with respect to each, (iii) the right to sue for past, present and future infringement, dilution and damages therefor, (iv) licenses thereunder, all as presently existing or hereafter arising or acquired, including, without limitation, the marks listed on Exhibit A, (v) any and all amendments, renewals, extensions, reissuances and replacements of any of the forgoing, and (vi) any and all products and proceeds of any of the foregoing.

2. Security Interest.

(a) Grant of Security Interest. Company hereby irrevocably pledges and assigns to, and grants NWT a first priority security interest (the “Security Interest”) with power of sale to the extent permitted by law, in the Trademarks to secure payment of the Indebtedness. As set forth in the Bridge Note, the Security Interest is coupled with a security interest in substantially all of the personal property of Company.

(b) Requested Recordation. The Company authorizes and requests that the Commissioner of Patents and Trademarks (and any state, foreign or other authorities to which this Trademark Security Agreement is submitted) to file and record this Trademark Security Agreement (and any corresponding or separate application forms of such jurisdiction) in order to publicly reflect NWT’s interest in the Trademarks.

(c) Assignment. Concurrently with execution of this Agreement, the Company has executed and delivered to NWT an “Assignment and Acceptance of Collateral”, which shall be effective upon the full execution of such assignment, including the countersignature of NWT. As contemplated in such assignment, NWT shall not be entitled to countersign such assignment until the occurrence of an Event of Default (as defined in the Bridge Note), and thereafter NWT shall be entitled to accept the assignment and transfer of the collateral contemplated therein.

3. Representations, Warranties and Agreements. Company represents, warrants and agrees as follows:

(a) Existence; Authority. Company is a company duly organized, validly existing and in good standing under the laws of its state of incorporation, and this Agreement has been duly and validly authorized by all necessary action on the part of Company.

(b) Trademarks. Exhibit A accurately lists all Trademarks owned or controlled by Company as of the date hereof and accurately reflects the existence and status of Trademarks and all applications and registrations pertaining thereto as of the date hereof; provided, however, that Exhibit A need not list common law marks (i.e., Trademarks for which there are no applications or registrations) which are not material to Company’s or any Affiliate’s business(es). If after the date hereof, Company owns or controls any Trademarks not listed on Exhibit A (other than common law marks which are not material to Company’s or any Affiliate’s business(es)), or if Exhibit A ceases to accurately reflect the existence and status of applications and registrations pertaining to the Trademarks, then Company shall promptly provide written notice to NWT with a replacement Exhibit A, which upon acceptance by NWT shall become part of this Agreement.

(c) Affiliates. As of the date hereof, no Affiliate owns, controls, or has a right to have assigned to it any items that would, if such item were owned by Company, constitute Trademarks. If after the date hereof any Affiliate owns, controls, or has a right to have assigned to it any such items, then Company shall promptly either: (i) cause such Affiliate to assign all of its rights in such item(s) to Company; or (ii) notify NWT of such item(s) and cause such Affiliate to execute and deliver to NWT a trademark security agreement substantially in the form of this Agreement.

(d) Title. Company has absolute title to each Trademark listed on Exhibits A, free and clear of all Liens except liens in favor of Meadows Capital pursuant to the Meadows Agreement (“Permitted Liens”). Company (i) will have, at the time Company acquires any rights in Trademarks hereafter arising, absolute title to each such Trademark free and clear of all Liens except Permitted Liens, and (ii) will keep all Trademarks free and clear of all Liens except Permitted Liens.

(e) No Sale. Except as permitted in the Bridge Note, Company will not assign, transfer, encumber or otherwise dispose of the Trademarks, or any interest therein, without NWT’s prior written consent.

(f) Defense. Company will at its own expense and using commercially reasonable efforts, protect and defend the Trademarks against all claims or demands of all Persons other than those holding Permitted Liens.

(g) Maintenance. Company will at its own expense maintain the Trademarks to the extent reasonably advisable in its business including, but not limited to, filing all applications to obtain trademark registrations and all affidavits, maintenance fees, annuities, and renewals possible with respect to trademark registrations and applications therefor. Company covenants that it will not abandon nor fail to pay any maintenance fee or annuity due and payable on any Trademark, nor fail to file any required affidavit or renewal in support thereof, without first providing NWT: (i) sufficient written notice, of at least 30 days, to allow NWT to timely pay any such maintenance fees or annuities which may become due on any Trademarks, or to file any affidavit or renewal with respect thereto, and (ii) a separate written power of attorney or other authorization to pay such maintenance fees or annuities, or to file such affidavit or renewal, should such be necessary or desirable.

(h) NWT’s Right to Take Action. If Company fails to perform or observe any of its covenants or agreements set forth in this Section 3, and if such failure continues for a period of ten (10) days (or, in the case of the agreements contained in subsection (g), immediately upon the occurrence of such failure, without notice or lapse of time), or if Company notifies NWT that it intends to abandon a Trademark, NWT may (but need not) perform or observe such covenant or agreement or take steps to prevent such intended abandonment on behalf and in the name, place and stead of Company (or, at NWT’s option, in NWT’s own name) and may (but need not) take any and all other actions which NWT may reasonably deem necessary to cure or correct such failure or prevent such intended abandonment.

(i) Costs and Expenses. Except to the extent that the effect of such payment would be to render any loan or forbearance of money usurious or otherwise illegal under any applicable law, Company shall pay NWT on demand the amount of all moneys expended and all costs and expenses (including reasonable attorneys’ fees and disbursements) incurred by NWT in connection with or as a result of NWT’s taking action under subsection (h) or exercising its rights under Section 6, together with interest thereon from the date expended or incurred by NWT at the Default Rate.

(j) Power of Attorney. To facilitate NWT’s taking action under subsection (h) and exercising its rights under Section 6, Company hereby irrevocably appoints (which appointment is coupled with an interest) NWT, or its delegate, as the attorney-in-fact of Company with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file, in the name and on behalf of Company, any and all instruments, documents, applications, financing statements, and other agreements and writings required to be obtained, executed, delivered or endorsed by Company under this Section 3, or, necessary for NWT, after an Event of Default, to enforce or use Trademarks or to grant or issue any exclusive or non-exclusive license under the Trademarks to any third party, or to sell, assign, transfer, pledge, encumber or otherwise transfer title in or dispose of the Trademarks to any third party. Company hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. The power of attorney granted herein shall terminate upon the termination of the Bridge Note as provided therein and the payment and performance of all Indebtedness.

4. Company’s Use of the Trademarks. Company shall be permitted to control and manage the Trademarks, including the right to exclude others from making, using or selling items covered by the Trademarks and any licenses thereunder, in the same manner and with the same effect as if this Agreement had not been entered into, so long as no Event of Default occurs and remains uncured.

5. Events of Default. For purposes of this Agreement, an “Event of Default” shall mean an “Event of Default” as defined in the Bridge Note.

6. Remedies. Upon the occurrence of an Event of Default and at any time thereafter, NWT may, at its option, take any or all of the following actions:

(a) NWT may exercise any or all remedies available under the Bridge Note.

(b) NWT may sell, assign, transfer, pledge, encumber or otherwise dispose of the Trademarks.

(c) NWT may enforce the Trademarks and any licenses thereunder, and if NWT shall commence any suit for such enforcement, Company shall, at the request of NWT, do any and all lawful acts and execute any and all proper documents required by NWT in aid of such enforcement.

7. Miscellaneous. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by NWT. A waiver signed by NWT shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of NWT’s rights or remedies. All rights and remedies of NWT shall be cumulative and may be exercised singularly or concurrently, at NWT’s option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. All notices to be given to Company under this Agreement shall be given in the manner and with the effect provided in the Bridge Note. NWT shall not be obligated to preserve any rights Company may have against prior parties, to realize on the Trademarks at all or in any particular manner or order, or to apply any cash proceeds of Trademarks in any particular order of application. This Agreement shall be binding upon and inure to the benefit of Company and NWT and their respective participants, successors and assigns and shall take effect when signed by Company and delivered to NWT, and Company waives notice of NWT’s acceptance hereof. NWT may execute this Agreement if appropriate for the purpose of filing, but the failure of NWT to execute this Agreement shall not affect or impair the validity or effectiveness of this Agreement. A carbon, photographic or other reproduction of this Agreement or of any financing statement signed by Company shall have the same force and effect as the original for all purposes of a financing statement. This Agreement shall be governed by the internal law of Washington without regard to conflicts of law provisions. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Indebtedness.

THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

IN WITNESS WHEREOF, the parties have executed this Trademark Security Agreement as of the date written above.

589 Eighth Avenue New York, NY 10018	GRANDPARENTS.COM, LLC By /s/ Joseph Bernstein

Joseph Bernstein, Its Managing Director By /s/ Steven Leber

Steven Leber, Its Managing Director
220 West Harrison Street	NORWESTECH, INC. By /s/ Stanley L. Schloz

Seattle, WA 98119	Stanley L. Schloz, Its President

ACKNOWLEDGMENT

STATE OF NEW YORK

: SS

COUNTY OF NEW YORK

Before me, the undersigned, a Notary Public, on this        day of      , 2011, personally appeared Steven Leber to me known personally, who, being by me duly sworn, did say that he is a Managing Director of Grandparents.com, LLC, and that said instrument (i.e., the Trademark Security Agreement) was signed on behalf of said Grandparents.com, LLC, and that said Managing Director acknowledged said instrument to be his free act and deed.

Notary Public

My Commission Expires:

ACKNOWLEDGMENT

STATE OF NEW YORK

: SS

COUNTY OF NEW YORK

Before me, the undersigned, a Notary Public, on this 21st day of December, 2011, personally appeared Joseph Bernstein to me known personally, who, being by me duly sworn, did say that he is a Managing Director of Grandparents.com, LLC, and that said instrument (i.e., the Trademark Security Agreement) was signed on behalf of said Grandparents.com, LLC, and that said Managing Director acknowledged said instrument to be his free act and deed.

      /s/ Jasmine Torres

Notary Public

My Commission Expires: 5-19-12

ACKNOWLEDGMENT

STATE OF ARIZONA

: SS

COUNTY OF MARICOPA:

Before me, the undersigned, a Notary Public, on this 21 day of December, 2011, personally appeared Stanley L. Schloz to me known personally, who, being by me duly sworn, did say that he is the President of NorWesTech, Inc., and that said instrument (i.e., the Trademark Security Agreement) was signed on behalf of said NorWesTech, Inc., and that said President acknowledged said instrument to be his free act and deed.

      /s/ Marie A. Maxwell

Notary Public

My Commission Expires: 5-12-2012

EXHIBIT A

UNITED STATES ISSUED TRADEMARKS, SERVICE MARKS
DOMAIN NAMES AND COLLECTIVE MEMBERSHIP MARKS

URL 1800EBABIES.COM	VALID THROUGH 4/21/2012 Active — Locked

AMERICANGRANDPARENTSASSOCIATION.COM	10/8/2014 Active — Locked

GRANDATHON.COM	7/5/2012 Active — Locked

GRANDATHON.NET	7/5/2012 Active — Locked

GRANDPARENT.COM	6/21/2012 Active — Locked

GRANDPARENTS.COM	4/12/2020 Active — Locked

GRANDPARENTSANNUITIES.COM	10/28/2012 Active — Locked

GRANDPARENTSAUTOINSURANCE.COM	9/29/2012 Active — Locked

GRANDPARENTSBENEFITSCLUB.COM	12/18/2012 Active — Locked

GRANDPARENTSBLOGS.COM	5/24/2012 Active — Locked

GRANDPARENTSBOOKSTORE.COM	12/18/2012 Active — Locked

GRANDPARENTSDENTALINSURANCE.COM	9/29/2012 Active — Locked

GRANDPARENTSDISABILITYINSURANCE.COM	9/29/2012 Active — Locked

GRANDPARENTSDRUGSTORE.COM	9/29/2012 Active — Locked

GRANDPARENTSFAMILYFUNDS.COM	10/28/2012 Active — Locked

GRANDPARENTSFUNDS.COM	10/28/2012 Active — Locked

GRANDPARENTSHEALTHINSURANCE.COM	9/29/2012 Active — Locked

GRANDPARENTSHOMEINSURANCE.COM	9/29/2012 Active — Locked

GRANDPARENTSINSURANCE.COM	9/21/2012 Active — Locked

GRANDPARENTSINSURANCEPLANS.COM	9/18/2012 Active — Locked

GRANDPARENTSINVESTMENTPLANS.COM	10/28/2012 Active — Locked

GRANDPARENTSINVESTMENTS.COM	10/28/2012 Active — Locked

GRANDPARENTSLIFEINSURANCE.COM	9/29/2012 Active — Locked

GRANDPARENTSMEDICARE.COM	9/29/2012 Active — Locked

GRANDPARENTSMUSIC.COM	2/22/2017 Active — Locked

GRANDPARENTSPHARMACY.COM	9/29/2012 Active — Locked

GRANDPARENTSREBATES.COM	4/13/2012 Active — Locked

GRANDPARENTSRX.COM	9/29/2012 Active — Locked

GRANDPARENTSTOYSTORE.COM	12/18/2012 Active — Locked

GRANDPARENTSTRAVELINSURANCE.COM	9/29/2012 Active — Locked

GRANDPARENTSVISIONINSURANCE.COM	9/29/2012 Active — Locked

HOLIDAYSTRESSMANAGEMENT.COM	11/10/2014 Active — Locked

	Appl. No./	Appl. Date/
Mark	Reg. No.	Reg. Date	Status	Owner
AMERICAN GRANDPARENTS ASSOCIATION	85/124043	9/7/2010	Suspended	American Grandparents Association LLC

GAGA	77/858719	10/27/2009	Abandoned	Grandparents.com, LLC

GAGA & Design	77/872324	11/13/2009	Abandoned	Grandparents.com, LLC

GRANDEST ADVENTURES	3594674	3/24/2009	Registered	Grandparents.com, LLC

GRANDPARENTS.COM (Class 25)	3637229	6/16/2009	Registered	Grandparents.com, LLC

GRANDPARENTS.COM (Classes 35, 38, 39, 41)	3503215	9/16/2008	Registered (Supplemental Register)	Grandparents.com, LLC

GRANDPARENTS.COM IT’S GREAT TO BE GRAND. & Design (Classes 25, 41)	76/669790	12/1/2006	Abandoned	Grandparents.com, LLC

GRANDPARENTS.COM IT’S GREAT TO BE GRAND. & Design (Classes 9, 35, 38, 39)	3775059	4/13/2010	Registered	Grandparents.com, LLC

GRANDPARENTS.COM RECOMMENDED & Design	77/302521	10/12/2007	Abandoned	Grandparents.com, LLC

GRANDPARENTS INSURANCE PLANS	85/428360	9/21/2011	Pending; Awaiting Examination	Grandparents Insurance Plans LLC d/b/a Grandparents Insurance Plan

GRANDPARENTSINVESTMENT PLANS	85/459470	10/28/2011	Pending; Awaiting Examination	Grandparents Investment Plans LLC

GRANDPARENTS MAGAZINE	2953942	5/17/2005	Registered (Supplemental Register)	Grandparents.com, LLC

GREAT AMERICAN GRANDPARENTS ASSOCIATION (GAGA)	85/055198	6/4/2010	Abandoned	American Grandparents Association LLC